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                                                                   EXHIBIT 10.17



                                      LEASE

         THIS LEASE is made and executed as of the 1st day of May, 2004, by and between JC KENTUCKY PROPERTIES, LLC, a Kentucky limited liability company ("Landlord"), and NOBLE METAL PROCESSING-KENTUCKY, L.L.C., a Michigan corporation ("Tenant"), who agree as follows:

         WHEREAS, Tenant is currently in possession of the Premises pursuant to a Lease dated June 1, 2002;

         WHEREAS, simultaneously with the execution of this Lease, Tenant has terminated its prior lease;

         WHEREAS, Tenant wishes to extend its occupancy at the Premises for a period of fifteen years.

                                    SECTION 1
                                  THE PREMISES

         1.01 Landlord leases to Tenant and Tenant leases from Landlord, for the term and subject to the provisions of this Lease the land and improvements (the "Premises") legally described on attached Exhibit A.

                                    SECTION 2
                                   LEASE TERM

         2.01 The term of this Lease (the "Term") shall commence on the date hereof (the "Commencement Date") and shall end on the last day of the one hundred eightieth (180) full calendar month after the Commencement Date, or if one or more extension options is/are exercised by Tenant as provided herein, the date for expiration of the last such extension to be exercised (the "Expiration Date").

                                    SECTION 3
                              RENT; ADDITIONAL RENT

         3.01 During the Term specified in Section 2.01, Tenant agrees to pay to Landlord minimum net rent in monthly installments, calculated as follows:

                  (a) During the first twelve (12) months following the Commencement Date, the annual minimum net rent shall be $815,650 payable in twelve equal monthly installments. In addition, for the period from the Commencement Date through the last day of the partial calendar month at the beginning of the Term, Tenant shall pay minimum net rent prorated on a daily basis based upon the number of days existing in such partial calendar month calculated in the foregoing manner.

                  (b) For each succeeding twelve (12) month period (or final partial year) during the Term, the minimum net rental shall be adjusted to an annualized amount equal to the annualized minimum net rental during the preceding twelve (12) month period times multiplied by a fraction, the numerator of which shall be the CPI for the final month of the preceding twelve (12) month period, and the denominator of which shall be the CPI for the first month of the preceding such twelve (12) month period. For purposes hereof, "CPI" shall mean and refer to the Consumer Price Index for All Urban Consumers, U.S. City Average, All Items, 1982-84 = 100, as issued by the Bureau of Labor Statistics, United States Department of Labor. If at any time during the term hereof the United States Bureau of Labor Statistics shall discontinue the issuance of the CPI, then the parties agree to use any other standard, nationally recognized cost of living index then issued and available, which is published by the United States Government, and if no governmental index is then published, then by any generally recognized privately published index of the cost of living. Notwithstanding the foregoing, (i) the adjustment in minimum net rental for any such twelve (12) month period in the term shall not exceed two percent (2%) of the annualized minimum net rental for the previous twelve (12) month period, and
(ii) in no event shall the minimum net rent in any succeeding twelve (12) month period be less than that paid during the preceding twelve (12) month period. Additionally, if the adjustment in annualized minimum net rental for any new twelve (12) month period has not been calculated prior to the due date of the monthly installment of minimum net rent for such month, the relevant monthly installment shall

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be paid based on the prior year's annualized minimum net rent until such time as the new minimum net rent has been established, and the shortfall, if any, shall be paid with the first monthly installment for which the revised minimum net rent has been established.

                  (c) Except as otherwise set forth hereinabove, each monthly installment of minimum net rent shall be paid in advance, on the first day of each calendar month during the Term.

         3.02 In addition to the minimum net rent specified in Section 3.01 above, Tenant agrees to pay as "Additional Rent" for the Premises (i) all governmental taxes, assessments, fees, penalties and charges of every kind or nature (other than Landlord's income taxes), whether general, special, ordinary or extraordinary, due and payable at any time, or from time to time, during the Term and any extensions thereof, in connection with the ownership, leasing or operation of the Premises or of the personal property and equipment located therein or in connection therewith (collectively, ":Taxes") and (ii) all costs, expenses and charges of every nature, including, but not limited to capital expenditures, relating to, or incurred in connection with, the ownership or operation of the Premises and that are attributable to the Term. All such Taxes shall be paid by Tenant before they become delinquent. Because Tenant or one of Tenant's affiliates was the prior owner and in possession of the Premises prior to the Commencement Date, there will be no proration of taxes for the first year of the Term. The Taxes for last year of the Term and any extension thereof will be prorated as follows: (i) Taxes which are due and payable in the last year of the Term shall be prorated between Landlord and Tenant as of last date of the Term on the basis of the days remaining in that calendar year; (ii) Any tax bills due in the calendar year not yet received by the last date of the Term will be estimated based upon the previous years bill; and (c) Landlord shall be responsible for its prorated amount of any payment not credited to Tenant at the end of the Term. If any special assessments levied against the Premises are payable in installments, Tenant shall be responsible only for those installments that are attributable to the period during which Tenant has possession of the Premises. For purposes hereof, Taxes for any year shall be Taxes that are first due for payment in that year, rather than taxes that are assessed or become a lien or accrue during such year. If at any time during the Term, the methods of taxation prevailing on the date hereof shall be altered, such additional or substitute tax, assessment, levy, charge or imposition shall be deemed to be included within the term "Taxes" for the purposes hereof. Tenant shall have the right, at its sole cost, to contest or appeal any assessment for Taxes. All refunds or credits obtained as a result of any such contest or appeal shall belong to and be remitted directly to Tenant.

         3.03 Landlord and Tenant acknowledge and agree that this is a net lease, and that it must yield, net, to Landlord during the original Term, not less than the minimum net rent shown in Section 3.01. All costs, expenses and charges of every nature relating to the Premises which may be attributable to, or become due during, the Term will be paid by Tenant, and Tenant will indemnify and hold harmless Landlord from and against such costs, expenses and charges.

                                    SECTION 4
                            LATE CHARGES AND INTEREST

         4.01 Any rent or other sums, if any, payable by Tenant to Landlord under this Lease which are not paid within five (5) days after they are due, and any rent or other sums received and accepted by Landlord more than five (5) days after they are due, will be subject to a late charge of two percent (2%) of the amount due in each instance, to cover Landlord's additional administrative costs. Such late charges will be due and payable as additional rent on or before the due date of the next installment of minimum net rent.

         4.02 Any rent, late charges or other sums payable by Tenant to Landlord under this lease not paid within thirty (30) days after the same are due will bear interest at a per annum rate equal to eight (8%) from the date such payments first became due. Such interest will be due and payable as Additional Rent on or before the due date of the next installment of minimum net rent, and will accrue from the date that such rent, late charges or other sums are payable under the provisions of this Lease until actually paid by Tenant.



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                                    SECTION 5
                                SECURITY DEPOSIT

         5.01 None required.

                                    SECTION 6
                              CONDITION OF PREMISES

         Tenant agrees that Tenant is familiar with the condition of the Premises, and Tenant hereby accepts the Premises on an "AS-IS," "WHERE-IS" basis, with assumption of all faults. Tenant acknowledges that neither Landlord nor any representative of Landlord has made any representation as to the condition of the Premises or the suitability of the Premises for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of the Premises and is not relying on any representation of Landlord with respect thereto. Landlord shall not be obligated to make any repairs, replacements or improvements of any kind or nature to the Premises (whether structural or nonstructural and whether or not involving the roof of the Building, the Building's HVAC (defined below) system, the Premises' parking lot, or any other component of the Premises) in connection with, or in consideration of, this Lease.

                                    SECTION 7
                            USE OF PREMISES; SIGNAGE

         7.01 Tenant shall be entitled to use and occupy the Premises for any lawful purpose in compliance with all applicable laws, ordinances.

         7.02 Tenant shall have the right, with Landlord's consent, which consent shall not be unreasonably withheld, conditioned or delayed, and subject to compliance with the applicable zoning ordinance, to prominent exterior signage, all as reasonably determined by Tenant.

                                    SECTION 8
                             MAINTENANCE AND REPAIR

         8.01 Throughout the term of this Lease, Tenant at its sole cost and expense, will take good care of the Premises, both inside and outside and keep the same and all parts thereof, including without limitation, HVAC, plumbing and electrical systems, the roof, foundations and appurtenances thereto, and the drive and parking areas, together with any and all alterations, additions and improvements therein or thereto, in substantially the same condition as on the Commencement Date, normal wear and tear and casualty loss excepted, suffering no waste or injury, and will perform all regular and special maintenance and promptly make all needed repairs and replacements, interior and exterior, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen, in and to the Premises, including vaults, sidewalks, water, sewer, electrical and gas connections, pipes and mains, ventilation, heating and air-conditioning systems, sprinkler systems, and all other fixtures, machinery and equipment now or hereafter belonging to or connected with the Premises or used in its operation in order that the Premises remain in a first class condition. All maintenance, repairs and replacements made by Tenant will be at least equal in quality and class to that historically performed by Tenant or its affiliates at the Premises.

         8.02 Any maintenance, repairs, additions or alterations to the Premises or any of its systems (e.g., plumbing, electrical, mechanical), structural or non-structural, which are required by any law, statute, ordinance, rule, regulation or governmental authority or insurance carrier, including, without limitation, OSHA and the American With Disabilities Act, will be promptly made by Tenant at its sole expense.

                                    SECTION 9
                                    INSURANCE

         9.01 Tenant shall, at its cost, obtain, pay for and maintain "All Risk" property insurance on a replacement cost basis (which in no event shall be less than the initial principal balance of any first mortgage on the Premises obtained by Landlord), covering the building and all of the other improvements on the Premises, which insurance shall be written without a co-insurance penalty. The total amount of the deductible required under each


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policy providing such coverage shall be no more than $25,000.00 per loss.
Landlord shall be named as an additional insured, and Landlord's mortgagee shall be named pursuant to a standard mortgagee endorsement. The property insurance required to be maintained by Tenant shall also include coverage for acts of terrorism; provided that the cost of said terrorism coverage does not exceed ten percent (10%) of the cost of the overall liability insurance premium without such terrorism coverage.

         9.02 Tenant shall, at its cost, at all times during the Lease Term obtain and pay for and maintain in full force and effect a commercial general liability insurance policy covering Tenant against claims arising out of liability for bodily injury and death, and property damage occurring in and about the Premises, with limits of not less than $2,000,000.00 per occurrence and $5,000,000.00 annual general aggregate. The total amount of a deductible or otherwise self-insured retention with respect to such coverage shall be not more than $50,000.00 per occurrence. Such insurance shall: (i) provide coverage on an occurrence basis or a claims made basis; (ii) name Landlord and any mortgagee of Landlord as additional insureds; and (iii) include a severability of insured parties provisions and a cross-liability endorsement. Tenant may, at its option, provide the above insurance by means of a so-called "blanket" policy; provided, however, that any such policy or policies of blanket insurance must, as to the Premises, otherwise comply as to endorsements and coverage with the other provisions of this Section 9.

         9.03 Tenant shall, at its cost, obtain, pay for and maintain workers' compensation insurance as required in the state in which the Premises are located.

         9.04 Tenant shall, at is cost, obtain, pay for and maintain loss of rents insurance covering minimum net rent for a period of one (1) year.

         9.05 All insurance policies required under this Lease shall: (i) be issued by companies licensed to do business in the State in which the Premises are located and acceptable to Landlord; (ii) not be subject to cancellation or material change or non-renewal without at least thirty (30) days' prior written notice to Landlord; and (iii) be deemed to be primary insurance in relation to any other insurance maintained by Landlord. A certificate of insurance evidencing such policy shall be delivered by Tenant to Landlord upon commencement of the Lease Term and thereafter at least thirty (30) days prior to any expiration of such policy.

         9.06 Landlord shall not be liable to Tenant [or to any insurance company (by way of subrogation of otherwise) insuring Landlord] for any loss or damage to the Premises, the structure of the buildings located thereon, other tangible property located on the Premises, or any resulting loss of income, or losses under workers' compensation laws and benefits, despite the fact that such loss or damage might have been occasioned by the negligence or misconduct of such party, its agents or employees, provided and to the extent that any such loss or damage would be covered by insurance that the party suffering the loss is required to maintain pursuant to the terms of this Lease. The failure of Tenant to insure its property shall not void this waiver. Tenant shall secure an appropriate clause in, or an endorsement upon, each insurance policy obtained by it and covering or applicable to the Premises and the personal property, fixtures, and equipment located therein or thereon, pursuant to which the insurance company consents to such waiver of right of recovery. The waiver of right of recovery set forth above in this Section 9.05 shall extend to Landlord, its agents and employees, and its mortgagee.

                                   SECTION 10
                                  CASUALTY LOSS

         10.01 Subject to the provisions of Section 10.03 below, if the Premises are damaged by fire or other insured casualty, Tenant shall repair the damage and restore and rebuild the Premises with reasonable dispatch. Landlord will (and if applicable, will cause its mortgagee to) promptly endorse any check for insurance proceeds in favor of Tenant in order to fund repairs and restoration and will not delay or condition such endorsement.

         10.02 If (a) the Premises is damaged by fire or other casualty thereby causing material interference with Tenant's use, enjoyment or occupancy of the Premises, or (b) the Premises are partially damaged by fire or other casualty casualty thereby causing material interference with Tenant's use, enjoyment or occupancy of the Premises, all rent shall be equitably abated to the extent of the portion of the Premises Tenant is unable to reasonably use, enjoy, or occupy until completion of the repair and restoration work and issuance of a certificate of occupancy.

         10.03 If the Premises is totally destroyed by fire or other casualty, or if the Premises is so damaged by fire or other casualty that: (i) its repair or restoration requires more than two hundred forty (240) days; or (ii) such


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repair or restoration requires the expenditure of more than seventy percent
(70%) of the full insurable value of the Premises immediately prior to the casualty; or (iii) the damage (x) is less than the amount stated in (ii) above but more than fifty percent (50%) of the full insurable value of the Premises and (y) occurs during the last two (2) years of Lease Term; Tenant shall have the option to terminate this Lease (by so advising Landlord in writing) within thirty (30) days after such contractor or architect delivers written notice of its opinion to Landlord and Tenant. In such event, the termination shall be effective as of the date upon which Landlord receives written notice from Tenant terminating this Lease pursuant to the preceding sentence. In addition, if repair and restoration of the Premises is not completed and a certificate of occupancy issued within two hundred forty (240) days after occurrence of the casualty loss (subject to increase by up to 30 days due to force majeure events), Tenant shall have the right to terminate this Lease by so advising Landlord in writing within ten (10) business days after expiration of such two hundred forty (240) day period (as extended by up to 30 days due to force majeure events), except that such termination election shall be void if the repair and restoration work is substantially completed and a certificate of occupancy has been issued before Tenant's delivery of its termination notice.

                                   SECTION 11
                    COMPLIANCE WITH LAWS; HAZARDOUS MATERIALS

         11.01 To the best of Tenant's knowledge, neither the Tenant nor any affiliate of Tenant has used Hazardous Materials (hereinafter defined) on, from or affecting the Premises in any manner which violates in any material respect federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, including, without limitation, the laws referred to below (collectively, "Environmental Laws") or which causes an existing material environmental problem or contamination at our about the Premises, or which required or requires any permit or are subject to special regulation (without in each such case having obtained the applicable permit or complied with such special regulation).

         11.02 The Tenant has never received any notice of any violations (and to the best of its knowledge is not aware of any existing violations) of Environmental Laws, the Premises are not in violation of any Environmental Laws and the Tenant is unaware of (i) any actions commenced or threatened by any party for non-compliance of Environmental Laws which affects the Premises in any material way, or (ii) any environmental problems or contamination at or about the Premises.

         11.03 The Tenant shall only use Hazardous Materials in the ordinary course of its business at the Premises and such use shall not in any manner violate Environmental Laws governing said use nor require any permit, nor cause any environmental problems or contamination at or about the Premises. The Tenant shall not cause or permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process any hazardous waste, except in compliance with Environmental Laws.

         11.04 The Tenant shall conduct and complete all investigations, studies, sampling and testing, and all removal and other actions necessary to clean up and remove all Hazardous Materials on, under, from or affecting the Premises if the Tenant is required by Environmental Laws or any agency or court order, determination or recommendation to undertake such acts or if Tenant shall become aware of the presence of Hazardous Materials on, under, from or affecting the Premises.

         11.05 The Tenant shall indemnify, defend and hold harmless Landlord, its employees, attorneys, agents, advisors, trustees, officers, directors, members, successors and assigns from any and against all claims, suits, demands, penalties, liabilities, settlements, damages, costs or expenses of whatever kind or nature, including attorneys' fees, fees of environmental consultants and laboratory fees, known or unknown, contingent or otherwise, arising out of or in any way related to (i) the presence, contamination, use, disposal, discharge, emission, release or threatened release by Tenant of any Hazardous Materials on, over, under, from or affecting the Premises or the soil, water, vegetation, buildings, personal property, persons or animals thereon; (ii) any personal injury or property damage (real or personal) arising out of or related to such Hazardous Materials used by Tenant on the Premises including, without limitation, the loss of use thereof; (iii) any lawsuit brought or threatened, settlement reached or governmental order or directive relating to such orders, regulations, requirements or demands of governmental authorities, which are based upon Hazardous Materials used by Tenant on, under, from or about the Premises with respect to any acts, violations or matters indemnified against by the Tenant pursuant to this subparagraph.


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         11.06 The Tenant agrees that, upon expiration of the Term or any extensions thereof, or upon any earlier termination of this Lease, the Tenant shall deliver the Premises to Landlord free of any and all Hazardous Materials to the extent required by and in compliance with all Environmental Laws.

         11.07 For purposes of this Lease, "Hazardous Materials" include, without limitation, any flammable explosive or radioactive materials, mono- and polychlorinated biphenyls, petroleum products, natural gas, radon and natural gas liquids, asbestos-containing materials, hazardous materials, hazardous wastes, pollutants, contaminants, hazardous or toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 USC Section 9601, et seq.), the Superfund Amendments and Reauthorization Act (Public Law 99-499, 100 Stat. 1613), the Hazardous Materials Transportation Act, as amended 949 USC Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 USC Section 6901, et seq.), the National Environmental Policy Act (42 USC 4321), the Safe Drinking Water Act (42 USC Section 300F, et seq.), the Federal Water Pollution Control Act (33 USC Section 1251, et seq.), the Clean Air Act (42 USC Section 7401, et seq.), the Environmental Protection Agency regulations pertaining to asbestos (including 40 C.F.R. Part 61, 29 C.F.R. Sections 1910.1001 and 1926..58), the Toxic Substances Control Act, as amended (15 USC Section 2601, et seq.), the Michigan Environmental Code, as amended, and in the regulations, rules and policies adopted and promulgated thereto, or in any other federal, state or local governmental law, ordinance, rule or regulation.

         11.08 The Tenant shall deliver to Landlord at such times as Landlord shall reasonably require (but in no event more often than annually), evidence that all licenses, permits or certificates, if any, required under all applicable Environmental Laws with respect to the Premises have been obtained and evidence of compliance with "right to know regulations" and other disclosure requirements under Environmental Laws.

                                   SECTION 12
                                   ALTERATIONS

         12.01 Tenant may at any time and from time to time, so long as Tenant is not in default under this Lease beyond applicable notice and cure periods, at its expense and without Landlord's consent, make additions, alterations or improvements (including the construction of a separate additional building) in and to the Premises in an amount not to exceed One Hundred Thousand Dollars ($100,000) on any one occasion in a lien free basis and with notice of such action to Landlord at least thirty (30) days prior to commencing such activity (hereinafter collectively referred to as "Alterations"), provided that the fair market value of the Premises shall not be diminished thereby. Additions, alterations or improvements to the Premises, including construction of a separate building, in amounts exceeding One Hundred Thousand Dollars ($100,000) on any one occasion shall require Landlord's consent, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord shall have no right, except upon the request of or express prior written approval by Tenant (which approval may be witheld in Tenant's sole discretion), to construct additions, alterations or improvements (including without limitation construction of any additional buildings or improvements) upon the Premises. Upon expiration or earlier termination of the Term, Tenant shall not be required to remove or restore any Alterations, provided that Tenant shall be entitled to remove any Alterations if Tenant restores the Premises to its condition prior to such Alterations.

         12.02 Tenant shall cause any Alterations performed by it to be performed in a good and workmanlike manner, using materials and equipment at least equal in quality and class to the existing components of the Building. Tenant shall obtain all necessary permits and certificates for final governmental approval of the Alterations. Tenant shall be solely responsible for obtaining a certificate of occupancy for all Alterations, and shall observe and comply with all applicable provisions of the laws granting construction liens for persons providing goods or services for the improvement of real estate.

         12.03 Tenant shall defend, indemnify and hold harmless Landlord against, and at Tenant's expense, shall procure the satisfaction or discharge of record of any construction liens resulting from Alterations contracted for by Tenant within sixty (60) days after the filing thereof; or in lieu thereof, Tenant may procure (for Landlord's benefit) a bond or other protection against any such lien or encumbrance. If and in the event Landlord reasonably determines that any such lien if left undischarged would place Landlord's interest in the Premises unreasonably at risk, or cause a material default under Landlord's mortgage of the Premises, then upon not less than ten (10) days notice to Tenant, Landlord may itself bond off such lien and invoice the cost of such bond to Tenant, payable as Additional Rent with the next installment of minimum annual rent falling due.



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                                   SECTION 13
                                 QUIET ENJOYMENT

         13.01 So long as Tenant is not in default under this Lease beyond applicable notice and cure periods, Tenant shall have continuous and exclusive possession of the Premises, and shall have the quiet and peaceful use and enjoyment of the Premises.

                                   SECTION 14
                                    UTILITIES

         14.01 Tenant, at its own expense, shall purchase and pay for all utility services to the Premises.


                                   SECTION 15
                 ESTOPPEL CERTIFICATES; SUBORDINATION; MORTGAGE

         15.01 Tenant shall at any time upon not less than ten (10) business days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the amount of any security deposit, and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed.

         15.02 Provided that Tenant is provided with a reasonable and customary nondisturbance agreement duly executed by the holder of any mortgage and in form and substance reasonably acceptable to Tenant, this Lease shall be subject and subordinate at all times to any mortgage or deed of trust that may now exist or hereafter be placed upon and encumber any or all of the Premises or Landlord's interest or estate in the Premises. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such mortgage lien to this Lease. Subject to delivery of a signed nondisturbance agreement as aforesaid, Tenant shall execute and deliver, upon reasonable request by Landlord, a subordination agreement confirming the priority or subordination of this Lease with respect to any such mortgage.

                                   SECTION 16
                                LANDLORD'S RIGHTS

         16.01 Landlord shall have the right, subject to Tenant's security procedures and requirements, advance written notice of which shall be given by Tenant to Landlord, to enter and/or pass through the Premises during normal business hours upon reasonable prior notice (except that no notice shall be required in the event of emergency threatening imminent risk of injury or damage) to examine and inspect the Premises and to show them to actual and prospective lenders, prospective purchasers or mortgagees of the Premises or providers of capital to Landlord and its affiliates. During the period of twelve
(12) months prior to the Expiration Date (or at any time, if Tenant has abandoned the Premises or is otherwise in default beyond applicable notice and cure periods under this Lease), Landlord may exhibit the Premises to prospective tenants. Notwithstanding the foregoing, and without limitation, Tenant may require Landlord, as a condition to permitting access to the Premises, to execute a confidentiality agreement binding upon Landlord, its employees, consultants, agents and contractors and in form satisfactory to Tenant.

                                   SECTION 17
                                 INDEMNIFICATION

         17.01 Tenant will protect, indemnify and hold harmless Landlord from and against any and all claims, actions, damages (excluding loss of profits and consequential and speculative damages), liability and expenses (including court costs, reasonable fees of attorneys, investigators and experts) in connection with loss of life, personal injury or damage to property at the Premises to the extent occasioned wholly or in part by any negligent act or omission of Tenant, its employees, agents, licensees and guests, whether prior to or during the Lease Term. In case any action or proceeding is brought against Landlord by reason of the foregoing, Tenant, at its expense, shall


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resist and defend such action or proceeding, or cause the same to be resisted and defended by counsel (reasonably acceptable to Landlord) designated by the insurers whose policy covers such occurrence or by counsel designated by Tenant and approved by Landlord. Tenant's obligations pursuant to this Section 17.01 shall survive the expiration or termination of this Lease.

                                   SECTION 18
                                  CONDEMNATION

         18.01 If the entire Premises are taken or condemned by governmental authority (or a conveyance in lieu thereof is made by Landlord), this Lease shall terminate as of the date title is transferred. If a portion of the Premises that is material to Tenant's operations is taken or condemned by governmental authority (or a conveyance in lieu of any such material portion is made by Landlord) and Tenant is unable to make reasonable changes to allow continuance of operations on an economic basis comparable to that which existed prior to such taking or condemnation, then this Lease may, at Tenant's sole option, be terminated effective upon the date title to such material portion is transferred or such later date as Tenant may specify in its termination notice. If, in the event of a taking or condemnation, Tenant does not elect to terminate this Lease, an equitable reduction shall be made to all rent thereafter required to be paid by Tenant hereunder. All sums which may be payable on account of any taking or condemnation shall belong to the Landlord, and Tenant shall not be entitled to any part thereof, provided, however, that Tenant shall be entitled to retain any amount awarded for Tenant's trade fixtures, leasehold improvements, moving expenses, loss of business, or for any other item specifically awarded to Tenant or otherwise which does not pertain to property owned by Landlord or otherwise affect Landlord's award.

                                   SECTION 19
                            ASSIGNMENT OR SUBLETTING

         19.01 Tenant agrees not to assign or in any manner mortgage, encumber or transfer this Lease or any interest in this Lease without the previous written consent of Landlord, and not to sublet the Premises or any part of the premises or allow anyone to use or to come in with, through or under it without like consent; provided, however, that such consent shall not be unreasonably withheld, conditioned or delayed. In no event may Tenant assign or otherwise transfer this Lease or any interest in this Lease at any time while in default hereunder. One such consent will not be deemed a consent to any subsequent assignment, subletting, occupation, or use by any other person. Any merger or sale of stock of a corporate tenant, or of partnership interests in a partnership tenant, or of membership interests in a limited liability company, involving the transfer of fifty percent (50%) or more of the ownership interest of such tenant as of the date of this Lease shall be considered an assignment or subletting of this Lease or the Premises for purposes of this Section 19. So long as Tenant is not in default under this Lease beyond applicable notice and cure periods, Tenant may, however, assign this Lease to a corporation with which it may merge or consolidate, to any parent, affiliate or subsidiary of Tenant or subsidiary of Tenant's parent, or to a purchaser of substantially all of Tenant's assets if the assignee has assets and creditworthiness substantially equal to or greater than Tenant and if the assignee executes an agreement required by Landlord assuming Tenant's obligations and if Guarantor ratifies its obligations under the Guaranty after such assignment. In the absence of a written agreement to the contrary, there shall be no release of the Tenant and/or Guarantor. The acceptance of rent from an assignee, subtenant or occupant will not constitute a release of Tenant from the further performance of the obligations of Tenant contained in this Lease.

         19.02 If Tenant assigns all its rights and interests under this Lease, the assignee under such assignment shall expressly assume all the obligations of Tenant hereunder in an instrument, approved by Landlord as to form and substance (which approval will not be unreasonably withheld or delayed), delivered to Landlord at the time of such assignment. No assignment or sublease made as permitted by this Section 19.02 shall affect or reduce any of the obligations of Tenant hereunder, and all such obligations shall continue in full effect as obligations of a principal and not as obligations of a guarantor or surety, to the same extent as though no assignment or subletting had been made, provided that performance by any such assignee or sublessee of any of the obligations of Tenant under this Lease shall be deemed to be performance by Tenant. No sublease or assignment made as permitted by this Section 19.02 shall impose any obligations on Landlord or otherwise affect any of the rights of Landlord under this Lease. Neither this Lease nor the term hereby demised shall be mortgaged by Tenant, nor shall Tenant mortgage or pledge the interest of Tenant in and to any sublease of the Premises or the rentals payable thereunder. Any mortgage, pledge, sublease or assignment made in violation of this Section 19.02 shall be void. Tenant shall, within ten days after the execution and delivery of any such assignment or the sublease of all or substantially all of the Premises, deliver a conformed copy thereof to Landlord. Within ten days after the execution and delivery of any sublease of a portion of the Premises, Tenant shall give notice to Landlord of the existence and term thereof, and of the name and address of the subtenant thereunder.

                                   SECTION 20
                             FIXTURES AND EQUIPMENT

         20.01 Subject to Section 20.02 below, all fixtures, machinery, equipment, improvements and appurtenances attached to, or built into, the Premises at the commencement of, or during the Term, including overhead cranes installed as of the Commencement Date (but not any replacements of such overhead cranes), excepting those placed there by or at the expense of Tenant, shall become and remain a part of the Premises; shall be deemed the property of Landlord, without compensation or credit to Tenant; and shall not be removed by Tenant at the Expiration Date unless Landlord requests their removal.

         20.02 All movable non-structural partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment, that are installed in or affixed to the Premises by, or for the account of, Tenant without expense to Landlord and that can be removed without structural damage to the Premises, any overhead crane which is installed after the Commencement Date whether or not replacing an existing crane and related infrastructure installed by Tenant, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively, the "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term, provided Tenant repairs or pays the cost of repairing any damage to the Premises resulting from the removal thereof. At or before the Expiration Date, or the date of any earlier termination, Tenant, at its expense, shall remove from the Premises all of Tenant's Property (except such items thereof as Landlord shall have expressly permitted, in writing, to remain, which property shall become the property of Landlord), and Tenant shall repair any damage to the Premises or the Premises resulting from removal of Tenant's Property. Any other items of Tenant's Property that shall remain in the Premises for more than thirty (30) days after the Expiration Date, or more than thirty (30) days following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord as its property or be disposed of by Landlord.

                                   SECTION 21
                                     NOTICES

         21.01 Any notice required to be given by either party pursuant to this Lease shall be in writing and shall be deemed to have been properly given, rendered or made only if personally delivered, or if sent by Federal Express or other comparable commercial overnight delivery service, addressed to the other party at the addresses set forth below (or to such other address as Landlord or Tenant may designate to each other from time to time by written notice), and shall be deemed to have been given, rendered or made on the day so delivered or on the first business day after having been deposited with the courier service:

If to Landlord:                     JC Kentucky Properties, LLC
                                    246 W. Shaw Avenue
                                    Fresno, CA 93704
                                    Attn:  John M. Cardot, Manager

If to Tenant:                       Noble Metal Processing-Kentucky, LLC
                                    6301 Midland Industrial Drive
                                    Shelbyville,  KY  40065
                                    Attn:  Mr. Steve Quarles

With copy to:                       Noble International, Ltd.
                                    28213 Van Dyke Avenue
                                    Warren,  MI  48093
                                    Attn: Michael C. Azar, Esq., General Counsel

                                   SECTION 22
                                DEFAULT; REMEDIES

         22.01 Each of the following shall constitute a default by Tenant under this Lease: (a) if Tenant fails to pay any installment of rent and such failure continues for more than seven (7) days after delivery to Tenant of written notice from Landlord that such rent installment was not paid when due under this Lease; (b) if Tenant fails to timely comply with any or all of the other obligations specifically imposed on Tenant under this Lease and such failure continues for more than thirty (30) days after Landlord's delivery to Tenant of written notice of such default; provided, however, that if the default cannot, by its nature, be cured within such thirty (30) day period, Tenant shall not be deemed in default if and so long as it commences a cure of such default within the initial thirty (30) day cure period, and thereafter diligently and continuously pursues such cure to completion; or (c) Tenant or any guarantor hereof shall file a petition in bankruptcy of insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or shall voluntarily take advantage or any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit of creditors.

       22.02 (a) Landlord, in addition to the remedies given in this Lease or under the law, may do any one or more of the following if Tenant commits a default under Section 22.01:


                           (i) terminate this Lease, in which case Tenant shall
then surrender the Premises to Landlord; or


                           (ii) enter and take possession of the Premises in
accordance with applicable law and remove Tenant, with or without having ended the Lease.


                  (b) In the event of declaration of forfeiture pursuant to 22.02(a)(ii) above at or after the time of re-entry, Landlord may re-lease the Premises or any portion(s) of the Premises for a term or terms and at a rent which may be less than or exceed the balance of the Term of and the rent reserved under this Lease. In such event Tenant will pay to Landlord as liquidated damages for Tenant's default any deficiency between the total rent reserved and the net amount, if any, of the rents collected on account of the lease or leases of the Premises which otherwise would have constituted the balance of the term of this Lease. In computing such liquidated damages, there will be added to the deficiency any expenses which Landlord may incur in connection with re-leasing, such as legal expenses, reasonable attorneys' fees, brokerage fees and expenses, advertising and for keeping the Premises in good order or for preparing the Premises for re-leasing. Any such liquidated damages will be paid in monthly installments by Tenant on the date which minimum net rental is due and any suit brought to collect the deficiency for any month will not prejudice Landlord's right to collect the deficiency for any subsequent month by a similar proceeding. In lieu of the foregoing computation of liquidated damages, Landlord may elect, at its sole option, to receive liquidated damages in one payment equal to any deficiency between the total rent reserved hereunder and the fair and reasonable rental of the premises, both discounted at ten percent (10%) per annum to present value at the time of declaration of forfeiture.

                  (c) Landlord shall use its best efforts to mitigate its damages by making commercially reasonable efforts to relet the Premises on reasonable terms. Landlord may relet for a shorter or longer period of time than the Term and make any necessary repairs or alterations. Landlord may relet on any commercially reasonable terms including a reasonable amount of free rent. If Landlord relets for a period of time longer than the current Lease Term, then any special concessions given to the new tenant shall be allocated throughout the entire reletting Term to not unduly reduce the amount of consideration received by Landlord during the remaining period of Tenant's Term.


         22.03 Landlord shall be in default of this Lease if it fails to perform any obligation of Landlord under this Lease and such failure is not cured within forty-five (45) days after written notice thereof is given by Tenant to Landlord; however, if such failure cannot reasonably be cured within forty-five
(45) days, Landlord shall not be in default of this Lease if Landlord commences to cure the failure within such forty-five (45) day period, diligently continues to cure the default, and completes the cure within an additional 90 days. If Landlord does not act with diligence to cure the default or such default remains uncured after the expiration of the Landlord's cure period or if, in an emergency situation where Tenant will suffer material harm if it does not act immediately to cure the default and provides Landlord with contemporaneous telephonic notice (followed by written notice to Landlord) of the nature of the emergency and the limited cure that Tenant plans to undertake (which cure shall be limited only to protect against material harm to Tenant), Tenant may cure the default at Landlord's expense (to the extent that the costs and expenses of the cure are reasonable). If pursuant to the foregoing Tenant pays any reasonable sum in order to cure Landlord's default, such reasonable sum shall be reimbursed, together with interest thereon at 10% per annum, by Landlord to Tenant upon forty-five (45) days' written notice, which notice shall include all necessary supporting documentation, and Tenant shall not be entitled to offset any such amounts against minimum net rent or any other amount due under this Lease.

                                   SECTION 23
                         SURRENDER OF PREMISES; HOLDOVER

         23.01 On the last day of the Term, or upon any earlier termination of this Lease, (a) Tenant shall deliver the Premises to Landlord in the condition required to be maintained by Tenant under this Lease, subject to ordinary wear and tear, casualty loss, and such conditions, damage or destruction as Landlord is required to repair or restore under this Lease, and (b) Tenant shall remove all of Tenant's Property from the Premises. The obligations imposed under the preceding sentence shall survive the termination or expiration of this Lease. If Tenant remains in possession of the Premises after the Expiration Date or after any earlier termination date of this Lease or of Tenant's right to possession:
(a) Tenant shall be deemed a month to month tenant; (b) Tenant shall pay one hundred ten percent (110%) of the minimum net rent last prevailing hereunder; and (c) there shall be no renewal or extension of this Lease by operation of law. The provisions of this Section 23.01 shall not constitute a waiver by Landlord of any re-entry rights of Landlord provided hereunder or by law.

                                   SECTION 24
                  PERFORMANCE BY LANDLORD OF TENANT'S COVENANTS

         24.01 If Tenant defaults beyond applicable notice and cure periods in the performance of any non-monetary covenant of Tenant under this Lease, Landlord may (but shall not be required to), and without waiving or release Tenant from any of Tenant's obligations, perform the covenant. All out of pocket costs reasonably incurred by Landlord in performing such covenant shall be deemed additional rent and shall be payable, together with interest thereon at the prime rate published from time to time by the Wall Street Journal, to Landlord within forty-five (45) days after delivery by Landlord of an invoice to Tenant.

                                   SECTION 25
                     NON-WAIVER; LEGAL COSTS; PARTIES BOUND

         25.01 The failure of either party to insist, in any one or more instances, upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the Lease shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt and acceptance by Landlord of any rent or other payment with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach. Any party in breach or default under this Lease (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any reasonable costs or expenses that the Nondefaulting Party incurs in connection with the breach or default, regardless whether suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, in the event of litigation, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs, which sum shall be paid by the losing party. Except as otherwise expressly provided for in this Lease, this Lease shall be binding upon, and inure to the benefit of, the successors and assignees of the parties hereto. In the event of a sale or conveyance by Landlord of the Premises, the same shall operate to release Landlord from liability for any of Landlord's obligations under this Lease to the extent such obligations have not accrued or are otherwise not required to be observed or performed at or prior to the date of such sale or conveyance, except that the purchaser or grantee shall be deemed to have assumed liability for the performance and observance of all covenants and agreements of Landlord under the Lease whether or not accrued at the time of the sale or conveyance. No obligation of Landlord or Tenant shall arise under this Lease until this Lease is signed by, and delivered to, both Landlord and Tenant.

                                   SECTION 26
                                     BROKERS

         26.01 Landlord and Tenant each represent and warrant to the other that they have not contracted with a broker, finder or similar person in connection with this Lease, and each party shall defend, indemnify and hold the other harmless from and against all liability, cost and expense, including reasonable attorneys' fees, incurred as a consequence of any claim asserted by a person alleging to have contracted or dealt with one of the parties hereto in connection with this Lease.

                                   SECTION 27
                           TENANT'S EXTENSION OPTIONS

         27.01 Tenant shall have two (2) options to extend the term of this Lease for additional periods of five (5) years each, the first such extension period beginning on the first day of the one hundred eighty-first (181st) full calendar month after the Commencement Date and ending on the last day of the two hundred fortieth (240th) full calendar month after the Commencement Date (such extension period hereinafter referred to as the "First Extension Term") and the second such extension period beginning on the first day of the two hundred forty-first (241st) full calendar month after the Commencement Date and ending on the last day of the three hundredth (300th) full calendar month after the Commencement Date (the "Second Extension Term). The First Extension Term and the Second Extension Term are from time to time referred to herein as the "Extension Terms"). Notwithstanding the foregoing, however, Tenant shall not be entitled to so extend the Term of the Lease if Tenant is in default under this Lease at the time for exercise of any such extension beyond applicable notice and cure periods provided herein. The option to extend the Term granted to Tenant must be exercised, if at all, by written notice to Landlord given not less than six (6) months prior to (i) as to the First Extension Term, the expiration date of the initial Term specified in Section 2.01, or as to Second Extension Term, the expiration date of the Term, as extended for the First Extension Term.

         27.02 Tenant's possession of the Premises during the Extension Terms shall be under and subject to all the terms, covenants and conditions set forth in the Lease, with the exception that the minimum net rental payable during any Extension Term shall be the then-market rate for similar industrial buildings within the market area for the Premises. In the event the parties are unable in good faith to agree upon the market rent for any Extension Term, the issue shall be determined by three independent MAI appraisers with commercial/industrial rental real estate experience in the area where the Premises is located, one selected by Landlord, one by Tenant, and the third by the other two so chosen. The parties shall each appoint their respective appraiser within ten (10) days after either party declares an impasse by written notice to the other, and the third appraiser shall be selected within ten (10) days after the first two are chosen. The third appraiser shall, within ten (10) days of receipt of the two appraisers' determinations, select the determination of Landlord's or Tenant's appraiser which he or she believes reflects the market rent. The determination of the third appraiser shall be binding upon Landlord and Tenant, and judgment thereon may be entered in any court of competent jurisdiction. The cost of the third appraiser shall be borne equally by Landlord and Tenant.

                                   SECTION 28
                                    GUARANTY

         28.01 As a material inducement for Landlord to execute this Lease, Noble International, LTD., a Delaware corporation, is, simultaneously with the mutual execution of this Lease, executing an unlimited Guaranty of Tenant's covenants and obligations, a copy of which Guaranty is attached hereto as Exhibit "B".

                                   SECTION 29

         29.01 Intentionally Left Blank.

                                   SECTION 30
                            BANKRUPTCY OR INSOLVENCY

         30.01 Conditions to the Assumption and Assignment of this Lease under Chapter 7, 11 or 13 of the Bankruptcy Code: In the event that Tenant shall become a Debtor under Chapter 7, 11 or 13 of the Bankruptcy Code, and the Trustee or Tenant shall elect to assume this Lease for the purpose of assigning the some or otherwise, such election and assignment may only be made if all of the terms and conditions of Sections 29.02 and 29.04 hereof are satisfied. The Tenant acknowledges that Landlord has executed this Lease based on Tenant's inducements as to its financial integrity, business experience and ability to continuously occupy and use the Premises. Under these circumstances, Tenant agrees that should Tenant, as Debtor-In-Possession, or any Trustee appointed for Tenant, fail to elect to assume this Lease within sixty (60) days after the filing of the petition in bankruptcy, this Lease shall be deemed to have been rejected, Tenant further knowingly and voluntarily waives any right to seek additional time to affirm or reject this Lease and acknowledges that there is no cause to seek such extension. If Tenant, as Debtor-In-Possession, or the Trustee abandons the Premises, the same shall be deemed a rejection of this Lease. Landlord shall be entitled to at least thirty (30) days prior written notice from Tenant, as Debtor-In-Possession, or its Trustee of any intention to abandon the Premises. Landlord shall thereupon be immediately entitled to possession of the Premises without further obligation to Tenant or the Trustee, and this Lease shall be cancelled, but Landlord's right to be compensated for damages in such proceeding shall survive.

         30.02 Conditions to the Assumption of this Lease In Bankruptcy
Proceedings:

                  (a) No election by the Trustee or Debtor-In-Possession to assume this Lease, whether under Chapter 7, 11 or 13, shall be effective unless each of the following conditions which Landlord and Tenant acknowledge are commercially reasonable in the context of a bankruptcy proceeding of Tenant, have been satisfied, and Landlord has so acknowledged in writing:

                           (1) The Trustee or the Debtor-In-Possession has
cured, or has provided Landlord adequate assurance (as defined below) that:

                                    (i) Within ten (10) days from the date of
such assumption the Trustee will cure all monetary defaults under this Lease;
and

                                    (ii) Within thirty (30) days from the date
of such assumption the Trustee will cure all nonmonetary defaults under this Lease.

                           (2) The Trustee or the Debtor-In-Possession has
compensated, or has provided to Landlord adequate assurance that within ten (10) days from the date of assumption Landlord will be compensated for any pecuniary loss incurred by Landlord arising from the default of Tenant, the Trustee, or the Debtor-In-Possession as recited in Landlord's written statement of pecuniary loss sent to the Trustee or Debtor-In-Possession.

                           (3) The Trustee or the Debtor-In-Possession has
provided Landlord with adequate assurance of the future performance (as defined below) of each of Tenant's, the Trustee's or Debtor-In-Possession's obligations under this Lease, provided, however, that:

                                    (i) The Trustee or Debtor-in-Possession
shall also deposit with Landlord, as security for the timely payment of minimum net rent and additional rent, an amount equal to three (3) months minimum net rent and additional rent accruing under this Lease; and

                                    (ii) If not otherwise required by the terms
of this Lease, the Trustee or Debtor-In-Possession shall also pay in advance on a rent day one-twelfth (1/12th) of Tenant's annual obligations under this Lease for real estate taxes, insurance premiums and similar charges.

                                    (iii) The obligations imposed upon the
Trustee or Debtor-In-Possession shall continue with respect to Tenant or any assignee of this Lease after the completion-of bankruptcy proceedings.

                           (4) The assumption of this Lease will not breach any
provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound relating to the Premises; or

                           (5) The Tenant as Debtor-In-Possession or its Trustee
shall provide the Landlord at least forty-five (45) days prior written notice of any proceeding concerning the assumption of this Lease.

                  (b) For purposes of this Section 30, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum, "adequate assurance" shall mean:

                           (1) The Trustee or the Debtor-In-Possession has and
will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assume Landlord that the Trustee or Debtor-In-Possession will have sufficient funds to fulfill the obligations of Tenant under this Lease.

                           (2) The Bankruptcy Court shall have entered an Order
segregating sufficient cash payable to Landlord and/or the Trustee or Debtor-In-Possession shall have granted a valid and perfected first lien and security interest and/or mortgage in property of Tenant, the Trustee or Debtor-In-Possession, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Debtor-In-possession to cure the monetary and/or nonmonetary defaults under this Lease within the time periods set forth above.

         30.03 Landlord's Option to Terminate upon Subsequent Bankruptcy Proceedings of Tenant; in the event that this Lease is assumed by a Trustee appointed for Tenant or by Tenant as Debtor-In-Possession, under the provisions of Section 30.02 hereof, and thereafter Tenant is liquidated or files a subsequent petition for reorganization or adjustment of debts under Chapter 11 or 13 of the Bankruptcy Code, then, and in either of such events, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder, by giving Tenant written notice of its election to so terminate, within thirty (30) days after the occurrence of either of such events.

         30.04 Conditions to the Assignment of this Lease in Bankruptcy
Proceedings: If the Trustee or Debtor-In-Possession has assumed this Lease pursuant to the terms and provisions of Sections 30.01 and 30.02 hereof, for the purpose of assigning (or elects to assign) Tenant's interest under this Lease or the estate created thereby, to any other person, such interest or estate may be so assigned only if Landlord shall acknowledge in writing that the intended assignee has provided adequate assurance as defined in this Section 30.04 of future performance of all of the terms, covenants end conditions of this Lease to be performed by Tenant.

                  For purposes of this Section 30.04, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum, "adequate assurance of future performance" shall mean that each of the following conditions have been satisfied, and Landlord has so acknowledged in writing:

                  (a) The assignee has submitted a current financial statement audited by a Certified Public Accountant which shows a net worth and working capital in amounts determined to be sufficient by Landlord to assure the future performance by such assignee of Tenant's obligations under this Lease.

                  (b) The assignee, if requested by Landlord, shall have obtained guarantees in form and substance satisfactory to Landlord from one or more persons who satisfy Landlord's standards of creditworthiness.

                  (c) The Landlord has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound to permit Landlord to consent to such assignment.

         30.05 Use and Occupancy Charges: When, pursuant to the Bankruptcy Code, the Trustee or Debtor-In-Possession shall be obligated to pay reasonable use and occupancy charges for the use of the Premises or any portion thereof, such charges shall not be less than the minimum net rent as defined in this Lease, additional rent and all other monetary obligations of Tenant as set forth in this Lease.

         30.06 Tenant's Interest not Transferable by Virtue of State Insolvency Law without Landlord's Consent: Neither Tenant's interest in this Lease, nor any lesser interest of Tenant herein, nor any estate of Tenant hereby created, stall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant (hereinafter referred to as the "state law") unless Landlord shall consent to such transfer in writing. No acceptance by Landlord of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to have waived, nor shall it waive the need to obtain Landlord's consent, or Landlord's right to terminate this Lease for any transfer of Tenant's Interest under this Lease without such consent.

         30.07 Landlord's Option to Terminate upon Insolvency of Tenant or Guarantor under State Law or upon Insolvency of Guarantor under Federal Bankruptcy Law: In the event the estate of Tenant created hereby shall be taken in execution or by process of law, or if Tenant or Tenant's guarantor ("Guarantor") (if applicable), shall be adjudicated insolvent pursuant to the provisions of any present or future insolvency law under state law, or if any proceedings are tiled by or against the Guarantor under the Bankruptcy Code, or any similar provisions of any future federal bankruptcy law, or if a custodian, receiver or trustee of the property of Tenant or the Guarantor shall be appointed under state law by reason of Tenant's or the Guarantor's Insolvency or their inability to pay their debts as they become due or otherwise, or if any assignment shall be made of Tenant's or the Guarantor's property for the benefit of creditors under state law; then and in such event Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder by giving Tenant written notice of the election to so terminate within thirty (30) days after the occurrence of such event.

                                   SECTION 31
                                     GENERAL

         31.01 This Lease can be modified or amended only by a written agreement signed by Landlord and Tenant.

         31.02 Upon request of either Landlord or Tenant, the parties shall execute a memorandum of this Lease in recordable form.

         31.03 The laws of the State where the Premises are located will control in the construction and enforcement of this Lease, without regard to conflicts of law principles.

         31.04 Time is of the essence in all respects under this Lease. If the time for performance hereunder falls on a Saturday, Sunday or a day that is recognized as a holiday in such State, then such time shall be deemed extended to the next day that is not a Saturday, Sunday or recognized holiday.

         31.05 All prior understandings and agreements between the parties are merged into this Lease, which alone fully and completely expresses the agreements and understandings of the parties.

         31.06 The illegality, invalidity or unenforceability of any term or provision of this Lease shall not affect or render illegal, invalid or unenforceable any other term or provision, all of which shall remain in full force and effect.

         31.07 This Lease may be executed in several counterparts, each of which shall be an original but all of which shall collectively comprise a single instrument.

         IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease as of the date set forth on page 1.

LANDLORD:                              TENANT:

JC KENTUCKY PROPERTIES, LLC,           NOBLE METAL PROCESSING-KY, LLC,
a Kentucky limited liability company   a Michigan limited liability company


By: /s/                                By: /s/
    --------------------------------       -------------------------------------
Its:                                   Its:
     -------------------------------        ------------------------------------

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PREMISES



                                [TO BE ATTACHED]



                                    EXHIBIT B

                                GUARANTY OF LEASE

         THIS IS A GUARANTY OF THE LASE dated May 1, 2004, by and between between JC KENTUCKY PROPERTIES, LLC, a Kentucky limited liability company("Landlord") and NOBLE METAL PROCESSING-KENTUCKY, L.L.C., a Michigan corporation ("Tenant").

         The undersigned, NOBLE INTERNATIONAL, LTD., a Delaware corporation, whose address is 28213 Van Dyke Avenue, Warren, Michigan 48093, in consideration of the leasing of the leased premises described in the annexed Lease ("Lease") to the above named Tenant, do hereby covenant and agree as follows:

     A. The undersigned does hereby irrevocably guarantee the full, faithful and timely payment and performance by Tenant of all of the payments, covenants and other obligations of Tenant under or pursuant to the Lease. If Tenant shall default at any time in the payment of any minimum net rent, Additional Rent or any other sums, costs or charges whatsoever, or in the performance of any of the other covenants and obligations of Tenant, under or pursuant to the Lease, the undersigned, at its cost and expense, shall, on demand of the Landlord, fully and promptly, and well and truly, pay all rent, sums, costs and charges to be paid by Tenant, and perform all the other covenants and obligations to be performed by Tenant, under or pursuant to the Lease. In addition, the undersigned shall, on Landlord's demand pay to Landlord any and all sums due to Landlord, including (without limitation) all interest on past due obligations of Tenant, costs advanced by Landlord, and damages and all expenses (including attorneys' fees and litigation costs) that may arise as a consequence of Tenant's default. The undersigned hereby waives all requirements of notice of the acceptance of this Guaranty and all requirements of notice of breach or non-performance by Tenant.

     B. The obligations of the undersigned hereunder are independent of, and may exceed, the obligations of Tenant. A separate action or actions may, at Landlord's option, be brought and prosecuted against the undersigned, whether or not any action is first or subsequently brought against Tenant, or whether or not any action is first or subsequently brought against Tenant, or whether or not Tenant is joined in any such action, and the undersigned may be joined in any action or proceeding commenced by Landlord against Tenant arising out of, in connection with or based upon the Lease. The undersigned waives any right to require Landlord to proceed against Tenant or pursue any other remedy in Landlord's power whatsoever, any right to complain of delay in the enforcement of Landlord's rights under the Lease, and any demand by Landlord and/or prior action by Landlord or any nature whatsoever against Tenant, or otherwise.

     C. This Guaranty shall remain and continue in full force and effect and shall not be discharged in whole or in part notwithstanding (whether prior or subsequent of the execution hereof) any alteration, renewal, extension, modification, amendment or assignment of, or subletting, concession, franchising, licensing or permitting under the Lease. The undersigned hereby waives notices of any of the foregoing, and agree that the liability of the undersigned hereunder shall be based upon the obligations of Tenant set forth in the Lease as the same may be altered, renewed, extended, modified, amended or assigned. For the purpose of this Guaranty and the obligations and liabilities of the undersigned hereunder, "Tenant" shall be deemed to include any and all assignees, subtenants, permittees or others directly or indirectly operating or conducting a business in or from the Premises, as fully as if any of the same were the named Tenant under the Lease.

     D. The undersigned's obligations hereunder shall remain fully binding although Landlord may have waived one or more defaults by Tenant, extended the time of performance by Tenant, released, returned or misapplied other collateral at any time given as security for Tenant's obligations (including other guaranties) and/or released Tenant from the performance of its obligations under the Lease.

     E. This Guaranty shall remain in full force and effect notwithstanding the institution by or against Tenant or bankruptcy, reorganization, readjustment, receivership or insolvency proceedings of any nature, or the disaffirmance of the lease in any such proceedings or otherwise.

     F. This Guaranty shall be applicable to and binding upon the heirs, executors, administrators, representatives, successors and assigns of Landlord, Tenant and the undersigned. Landlord may upon written notice to Guarantor assign this Guaranty in whole or in part in connection with an assignment of its interest in the Lease.

     G. In the event that Landlord shall institute any suit against the undersigned for (i) violation of or to enforce any of the covenants or conditions of this Guaranty; or (ii) to enforce any right of Landlord hereunder; (iii) should the undersigned institute any suit against Landlord arising out of or in connection with this Guaranty; (iv) should either party institute a suit against the other for a declaration of rights hereunder; (v) should either party intervene in any suit in which the other is a party, or enforce or protect its interest or rights hereunder, the prevailing party in any such suit shall be entitled do the fees of its attorney(s) in the reasonable amount thereof, to be determined by the court and taxed as a part of the costs therein.

     H. The execution of this Guaranty prior to execution of the Lease shall not invalidate this Guaranty or lessen the obligations of Guarantor(s) hereunder.


     I. Guarantor has full power and authority to provide this Guaranty and to carry out the transactions contemplated hereby. The undersigned is duly authorized to execute this Guaranty on behalf of Guarantor.


     IN WITNESS WHEREOF, the undersigned has executed this Guaranty this ___ day of __________, 2004.


WITNESSETH:                            NOBLE INTERNATIONAL, LTD.

/s/                                    By:  /s/
-----------------------------               ------------------------------------
                                       Its:
                                            ------------------------------------
/s/
-----------------------------




STATE OF MICHIGAN )
                  )SS
COUNTY OF MACOMB  )

         The foregoing Guaranty was acknowledged before me this ___ day of ___________, 2004, by ____________________________ of Noble International, Ltd.


                                         /s/
                                        ----------------------------------------
                                                                Notary Public
                                        Macomb County, Michigan
                                        My Commission Expires:
                                                               -----------------


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